November 2011
COMPANY
PRESENTATION
EXHIBIT 99.2

About Ampal:
Ampal-American Israel Corporation (“Ampal” or the “Company”) and its subsidiaries acquire interests primarily in businesses located in the State of Israel or that are Israel-related. Ampal is seeking opportunistic situations in a variety of industries, with a focus on energy, chemicals and related sectors. Ampal’s goal is to develop or acquire majority interests in businesses that are profitable and generate significant free cash flow which Ampal can control. For more information about Ampal please visit our web site at www.ampal.com.

Safe Harbor Statement on Forward-Looking Statements
Certain information in this presentation includes forward-looking statements (within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934 , as amended) and information relating to Ampal that are based on the beliefs of management of Ampal as well as assumptions made by and information currently available to the management of Ampal. When used in this presentation, the words "anticipate," "believe," "estimate," "expect," "intend," "plan,"
and similar expressions as they relate to Ampal or Ampal's management, identify forward-looking statements. Such statements reflect the current views of Ampal with respect to future events or future financial performance of Ampal, the outcome of which is subject to certain risks and other factors which could cause actual results to differ materially from those anticipated by the forward-
looking statements, including among others, the economic and political conditions in Israel, the Middle East, including the situation in Iraq and Egypt, and the global business and economic conditions in the different sectors and markets where Ampal's portfolio companies operate. Should any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary from those described herein as anticipated, believed, estimated, expected, intended or planned.
Subsequent written and oral forward-looking statements attributable to Ampal or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. Please refer to Ampal's annual, quarterly and periodic reports on file with the SEC for a more detailed discussion of these and other risks that could cause results to differ materially.
Ampal assumes no obligation to update or revise any forward-looking statements.

Use of Non-GAAP Financial Measures
Ampal uses certain non-GAAP financial measures in this presentation. Ampal uses non-GAAP financial measures as supplemental measures of performance and believes these measures provide useful information to investors in evaluating our operations, period over period. However, non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation or as a substitute for Ampal’s financial results prepared in accordance with GAAP. In addition, investors should note that any non-
GAAP financial measures Ampal uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies. Reconciliations of our non-GAAP financial measures are included in this presentation.

2.3%
32.0%
65.7%
Energy
Chemicals
Other

Traded on NASDAQ and TASE

Public
38%
Control
Group
62%

▪ Incorporated in New York
▪ Invests in companies with a stable cash flow
▪ Market Value (Million US$)** 24
▪ Equity (Million US$) 133.1
3
Company Profile| AMPAL
General Data
Holding Structure
Proportion of Investments
(Holdings Book Value*)
* The Company’s Financial Statements are prepared in accordance with US GAAP (and not IFRS).
** Based on closing price on NASDAQ on November 10, 2011

• Ampal’s investment focus is principally on companies or ventures where
 Ampal can exercise significant influence and use its management experience to enhance those investments.
• In making its investment decisions Ampal considers among other things, quality of management, potential return on investment, growth potential, projected cash flow, investment size, financing and All of Ampal’s debts.
• Ampal seeks opportunistic situations in a variety of industries, with a focus on energy, chemicals and related sectors.
• Ampal’s goal is to develop or acquire majority interests in businesses that are profitable and generate significant free cash flow which Ampal can control.
• Ampal’s current policy is to apply retained earnings to finance its business activities and to redeem or repay Ampal’s outstanding debt (including its unsecured notes traded on the Tel Aviv Stock Exchange). The payment of cash dividends in the future will depend upon Ampal’s operating results, cash flow, working capital requirements, debt and other factors Ampal’s Board of
 Directors will deem pertinent.

Strategy| AMPAL

Major Milestones| AMPAL
1400
1200
1000
800
600
400
200
0
2002 2003 2004 2005 2006 2007 2008 2009 2010 Q3 2011
Total Assets (Million US$)
EMG
Purchase
012 Smile
Purchase
Gadot
Purchase
Registration
For trade on
TASE
012 Smile
Sale

Energy

Energy

State of Israel
Ministry of National Infrastructures
Natural Gas Transmission System
Approved Plans
On-Shore South
Off-Shore
Production Platform - Ashdod
Dor - Hagit
Connection to Hadera
On-Shore Center and North
Not Yet Approved Plans
Connection to Haifa
El Arish-Ashqelon pipeline
Existing Pipeline
Gas Production Platform
Power Plant (existing/planned)
Haifa
Hagit
Alon Tavor
Hadera
Tel Aviv
Gezer
Ashdod
Zafit
Ashqelon
El Arish
Egypt
Jordan
Ramat Hovav
Rotem
Sdom

EMG |  East Mediterranean Gas - EMG Profile
▪ EMG was established and registered in Egypt in
 2000 and has constructed an off-shore gas pipeline
 from El-Arish (Egypt) to Ashkelon (Israel) as well as
 on-shore facilities.
▪ Egypt has undertaken to export up to 7 BCM of
 natural gas annually for 20 years renewable to Israel
 through EMG.
▪ EMG’s contracts with Israeli customers for Egyptian
 natural gas may have terms of up to 20 years, with a
 total of 140 BCM.
▪ The gas flow to Israel began in June 2008.
▪ At the end of 2010 EMG provided gas to Israel
 Electric Corporation and Mashav at an annual rate
 of 2.5 BCM.
▪ During 2011, several incidents interrupted EMG’s
 gas flow, as detailed herein.
▪ Due to recent developments in Egypt, Ampal’s
 valuations of EMG indicate a decrease of
 approximately 35% in EMG’s value, compared to
 December 31, 2010 (from US$2.9-3.3 billion, as of
 December 31, 2010 to US$1.9-2.15 billion as of
 September 30, 2011). Due to recent events, the
 investment’s carrying amount (16.8%) was written
 down to a value of approximately $311 million
 (Representing a value of US$1.85 billion).

EMG |  East Mediterranean Gas - 2011 Updates
• On November 10, 2011, there was an explosion on GASCO’s (the Egyptian gas transport company) pipeline approximately 20 Kilometers west of El-Arish. The gas supply to EMG and its clients has been interrupted, and as of the date of this presentation was published the expected gas resumption date is unknown.
• From February 5, 2011 to July 30, 2011, there have been five alleged terror attacks on GASCO’s pipeline.
• On July 30, 2011, in the wake of violent incidents in El-Arish, Egypt, there was an attempt to cause damage to the EMG site near El-Arish. The security forces on site returned fire, prevented any penetration of the
 EMG site and repelled the attack.
• Due to the alleged terror attacks, gas supply to EMG and its clients has been interrupted from February 5,
 2011 to March 15, 2011,  April 27, 2011 to June 9, 2011, July 4, 2011 to July 5, 2011, July 12, 2011 to
 October 23, 2011 and from November 10, 2011.
• As a result of the continued interruption of gas supply to EMG and the delivery of gas to EMG below contracted quantities, the international shareholders of EMG, including Ampal, have commenced procedures under applicable bilateral investment treaties between several countries and Egypt. Such procedures may ultimately result in arbitration of claims under the various treaties, EMG’s gas supply agreement or other agreements.
• In addition, Ampal has also been advised by EMG that EMG has initiated arbitration proceedings against the government-owned Egyptian gas supplier alleging a breach of various provisions of its gas purchase agreement. EMG seeks, in part, to enforce the undertakings included in the gas purchase agreement.

▪ Demand for natural gas in
 Israel continues to
 increase both for
 electricity generation and
 industrial conversions.
▪ EMG is one of only two
 gas suppliers in Israel.
▪ EMG contracted the
 supply of more than half
 of the natural gas
 consumed by the Israeli
 market.
▪ Assuming a positive
 resolution of the situation
 in Egypt, EMG is currently
 the only company that can
 provide additional
 quantities of gas to Israel
 in the years 2011-2013.
9
EMG |  East Mediterranean Gas
Natural Gas in Israel
▪ EMG has access to Egyptian gas reserves
 totaling in excess of 2,500 BCM from proven
 diverse sources
▪ EMG has skilled and professional
 management with decades of experience in
 Egypt and its gas industry
▪ EMG has already concluded several long-
 term contracts for the sale of over 90 BCM
 valued at over US$15 billion
▪ EMG's estimated revenues (assuming
 delivery of 7 BCM annually) - over US$1.0
 billion
▪ Estimated EBITDA (with provision of 7 BCM
 annually) - over US$350 million
▪ Pipeline construction cost - approximately
 US$460 million
▪ Debt Balance - US$170 million
▪ Due to current interruption in gas supply,
 Ampal cannot determine the expected first
 dividend from EMG
EMG

Energy

7
6
5
4
3
2
1
0
2011
2012
2013
2014
2015
2016
2017
Signed Options
Signed Contracts

EMG |  Signed Contracts & Options
BCM

Renewable Energy
▪ GWE is owned equally by Clal and Ampal (50%/50%)
▪ GWE focuses on the new development and acquisition of controlling interests in renewable energy, including wind energy projects outside of Israel
▪ GWE currently has projects in Greece and Poland, which are in varying developmental stages, with a total capacity of over 250 MW
▪ As of September 30, 2011, GWE has received a production license for 2 projects for a total capacity of approximately 60MW wind farms, and 20MW photovoltaic projects, all in
 Greece

Global Wind Energy (“GWE”)

Renewable Energy
▪ Production of Bio-Ethanol fuel from sugarcane.
▪ The Project includes the development of a 11,000 hectare sugar cane plantation
 (Agricultural Project) and the design, construction and operation of an ethanol production plant (Industrial Project). 10,000 hectares are already available for the
 Project, including purchased and leased land.
▪ The Colombian government supports the development of the ethanol industry and, since 2000, has adopted a series of measures to encourage the supply and demand for ethanol and to create a regulatory framework to set prices, including the adoption of a series of laws, decrees and resolutions to stimulate carburant alcohol production, sale and consumption, and including the Colombian Law that stipulates mandatory 10%
 blending of Ethanol for gasoline use in urban areas.
▪ Ampal holds a loan of approximately US$22 million convertible to 25% of the Project, to be converted upon the first withdrawal from the financing bank.
Ethanol Project in Colombia

Chemicals

Chemicals

GADOT

- Operates in the fields of procurement, marketing and distribution (shipping with a fleet of tankers and ISO-Tanks), storage in terminals, trailers and special storage areas for hazardous materials.
- Gadot is the representative, marketer and distributor in Israel to more than 100 international chemical companies including DuPont, Exxon, BASF, DOW, CHEVRON, SHELL and others.

Gadot Chemicals Tankers & Terminals | Gadot
▪ The leading Israeli company for chemical
 supply and services to customers
 throughout the supply chain of chemicals
 from producer to end-user (mainly liquid
 chemicals).
Gadot Profile

Chemicals

- Completed in the 3rd quarter of 2010 the purchases of ADPO Ghent (which owns and operates a state-of-the-art chemical storage terminal in Ghent, Belgium) and of Merhav Agro (a supplier of agricultural protection products in Israel).

Ampal

15

Gadot Chemicals Tankers & Terminals | Gadot
▪ Years of experience in storage, handling, packaging, transporting and shipping hazardous materials.
▪ Provides services to the entire chemicals supply chain in Israel.
▪ Geographic Areas of Activity: Israel, Western Europe, South and
 Central America, USA.
▪ Clients, including major Israeli companies:
 Teva, Makhteshim, ICL, Palsan, HP and others.
Chemicals Field

Gadot Chemicals Tankers & Terminals | Gadot
Financial Highlights
US$ in Millions	Q3 2011 (unaudited)	Q3 2010 (unaudited)	2010
Revenues	139	122	497
Adjusted EBITDA*	8	6	26
*See EBITDA break-down on Appendix A

Financials

Condensed Solo* (unconsolidated) Balance Sheet (Pro-Forma) - September 30, 2011
* Including Gadot, Merhav Ampal Energy Holdings, LP and Country Club Kfar Saba on equity basis and not consolidated.
** Including a convertible loan of approximately US$22M to the project in Colombia.
Assets		Liabilities and Shareholders’ Equity
	US$ (in Millions)		US$ (in Millions)
Cash, deposits and other financial items**	108.1	Banks and Debentures	347.3
Investments	352.1	Accounts Payable and Others
Fixed Assets	2.3		24.0
Other	42.4	Equity	133.6

Total	504.9	Total	504.9

Main Holdings - September 30, 2011
* Ampal’s Financial Statements reflect a 16.8% interest in the shares of EMG (approximately US$311M), which includes the 8.6% interest in EMG held by Ampal’s joint venture with certain Israeli institutional investors, of which a 4.3%
interest in EMG (approximately US$80M) is attributable to the institutional investors.
** Due to the impairment of Ampal’s investment in EMG, the investment’s carrying amount (16.8% of EMG) of approximately US$361M (as of December 31, 2010) was written down to its fair value of approximately US$311M.

Ampal’s
ownership %
12.5%
100%
EMG*
Gadot
Other
Total
Book Value (US$
in Millions)
231.2
112.7
 8.2
352.1
Method of Book Value
Cost (after impairment)**
Consolidated

Financials

EMG (Institutional Investors)

Banks- Gadot

Current Liabilities (excluding banks and
debentures)
Current Assets (excluding cash, deposits
and other financial items)
20
Condensed Consolidated Balance Sheet - Septmber 30, 2011
Cash, deposits and other financial items*
Fixed Assets
Investments:
Other Investments
187.4
118.9
947.6
197.1
231.2
79.6
9.9
US$ (in
Millions)
EMG (Ampal)
Gadot - Construction of Vessels
Capital Note - Institutional Investors in EMG
Other Liabilities (including minority rights)
92.0
947.6
49.5
98.7
12.0
US$ (in
Millions)
Banks - Ampal
260.5
89.4
211.9
Debentures
Loans:
Equity
133.6
*Including a convertible loan of approximately US$22M to the project in Colombia
Other Non-Current Assets
42.9
Goodwill and Intangible Assets
80.6

Thank you!

8
2
6
5
1
6
22
Appendix A - EBITDA Break-Down for Gadot
Revenues
Expenses
Profit
Marketing, sales, General,
administrative and other expenses
Depreciation and amortization
EBITDA
Non-recurring and stock
compensation expenses
Adjusted EBITDA
497
(452)
45
(40)
17
22
4
26
Twelve Months Ended
December 31, 2009
139
122
(126)
(111)
13
11
(11)
(10)
4
4
Three Months
Ended
September 30,
2011
(Unaudited)
Three Months
Ended
September 30,
2010
(Unaudited)

Adjusted EBITDA is defined as earnings before interest, income tax provision, depreciation and amortization, adjusted for non recurring expenses. Management believes adjusted EBITDA for Gadot to be a meaningful indicator of its performance that provides useful information to investors regarding its financial condition and results of operations. Presentation of adjusted EBITDA is a non-
GAAP financial measure commonly used by management to measure operating performance. While management considers adjusted EBITDA to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, net income and other measures of financial performance reported in accordance with Generally Accepted Accounting
Principles. Adjusted EBITDA does not reflect cash available to fund cash requirements. Not all companies calculate adjusted EBITDA in the same manner, and the measure as presented may not be comparable to similarly-titled measures presented by other companies.